Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
January 31, 2001



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              6.0644%



        Excess Protection Level
          3 Month Average   4.58%
          January, 2001   6.91%
          December, 2000   0.35%
          November, 2000   6.48%


        Cash Yield                                  19.75%


        Investor Charge Offs                         4.73%


        Base Rate                                    8.11%


        Over 30 Day Delinquency                      4.88%


        Seller's Interest                           11.58%


        Total Payment Rate                          14.47%


        Total Principal Balance                     $57,905,967,832.59


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $6,705,277,271.10